SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) July 23, 2004
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                                       FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events and Regulation FD Disclosure

         On July 23, 2004, FNB Corp. ("FNB") issued a press release, announcing that Bruce D. Jones, Vice President and a member of the Board of Directors of FNB and President and CEO of Rowan Savings Bank SSB, Inc., a wholly owned subsidiary of FNB ("Rowan Bank"), had resigned his positions with FNB and Rowan Bank to join Capitol Bancorp Limited. Janet D. Abernethy, Senior Vice President of Rowan Bank, has been named interim CEO of Rowan Bank by its board of directors.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            FNB CORP.


Date: July 23, 2004                         By /s/Michael C. Miller
                                               Michael C. Miller
                                               Chairman and President

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                                INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.   Description

99.1          Text of Press Release dated July 23, 2004 issued by FNB Corp.

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